                              THE MILLS CORPORATION
                            SUPPLEMENTAL INFORMATION
                                TABLE OF CONTENTS
                               AS OF JUNE 30, 1999

                INFORMATION                                       PAGE
                -----------                                       ----
          Overview                                                 5-6

          Summary of  Operating Properties                          7

          Summary of Projects Under Development                     8

          Supplemental Financial Data                               9

          Property Operating Income                               10-13

          Unconsolidated Joint Venture Net Income
               and Funds From Operations                          14-15

          Occupancy Analysis                                        16

          Lease Expiration Schedule                               17-18

          Rental Rate Analysis                                      19

          Average Rent Analysis                                     20

          Summary of Outstanding Consolidated Indebtedness          21

          Summary of Outstanding Unconsolidated Indebtedness        22

          Mills Gross Sales Analysis                                23

          Mills Comparable Sales Analysis                           24

          Capital Expenditures                                    25-27

                             THE MILLS CORPORATION
                                    OVERVIEW

THE COMPANY

The Mills Corporation (the "Company") is a fully integrated, self-managed real estate investment trust ("REIT").

The Company conducts all of its business through The Mills Limited Partnership ("the Operating Partnership"), in which it owns, as of June 30, 1999, a 1% interest as the sole general partner and a 58.4% interest as a limited partner. The Company, through the Operating Partnership, is engaged primarily in the ownership, development, redevelopment, leasing, acquisition, expansion and management of super-regional, retail and entertainment-oriented centers (the "Mills" and "Block" projects) and community shopping centers (the "Community Centers"). As of June 30, 1999, the Operating Partnership owns or holds an interest in the following operating properties:

   Mills                                     Location (Metropolitan Market Served)
   -----                                     -------------------------------------
   Franklin Mills                            Philadelphia, PA
   Gurnee Mills                              Gurnee, IL (Chicago)
   Potomac Mills                             Woodbridge, VA (Washington, DC)
   Sawgrass Mills                            Sunrise, FL (Ft. Lauderdale)
   Ontario Mills                             Ontario, CA (Los Angeles)
   Grapevine Mills                           Grapevine, TX (Dallas/Fort Worth)
   Arizona Mills                             Tempe, AZ (Phoenix)
   The Oasis at Sawgrass                     Sunrise, FL (Ft. Lauderdale)

   Block
   -----
   The Block at Orange                       Orange, CA  (Los Angeles)

   Community Centers
   -----------------

   Butterfield Plaza                         Downers Grove, IL
   Coopers Plaza                             Voorhees, NJ
   Crosswinds Center                         St. Petersburg, FL
   Fashion Place                             Columbia, SC
   Germantown Commons Shopping Center        Germantown, MD
   Gwinnett Marketfair                       Duluth, GA
   Liberty Plaza                             Philadelphia, PA
   Montgomery Village Off-Price Center       Gaithersburg, MD
   Mount Prospect Plaza                      Mount Prospect, IL
   West Falls Church Outlet Center           Falls Church, VA
   Western Hills Plaza                       Cincinnati, OH

In addition to the operating properties, the Company is actively involved in the pre-development or development of a number of new projects, including Katy Mills (Houston, TX), Concord Mills (Charlotte, NC), Opry Mills (Nashville, TN), Arundel Mills (Dorchester, MD), Sugarloaf Mills (Atlanta, GA), Vaughan Mills (Toronto, Cananda), and Meadowlands Mills (Carlstadt, NJ).

PURPOSE OF FILING

The purpose of this supplemental information package is to provide supplemental information regarding the operations, assets and liabilities as of June 30, 1999 for the Company and Operating Partnership.

                              THE MILLS CORPORATION

                                    OVERVIEW

CAUTIONARY STATEMENT

Certain matters discussed in this Form 8-K and the information incorporated by reference herein contain "forward-looking statements" for purposes of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") relating to, without limitation, future economic performance, plans and objectives of management for future operation and projections of revenue and other financial items, demographic projections and federal income tax considerations, which can be identified by the use of forward-looking terminology such as "may", "will", "expect", "anticipate", "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in such forward-looking statements.

                              THE MILLS CORPORATION
                              SUMMARY OF PROPERTIES

The following table sets forth certain information with respect to the Properties and Mills under construction/development as of June 30, 1999:

                                                                                                Anchor
                                                                                Total           Store
                                 Metropolitan          Year    Ownership         GLA             GLA
      Name/Location              Area Serviced        Opened   Percentage   (Sq. Ft.) (1)    (sq.ft.) (1)
      -------------              -------------        ------   ----------   -------------    ------------

MILLS
Potomac Mills............      Washington D.C./         1985      100%       1,637,065          996,551
  Woodbridge, VA                  Baltimore
Franklin Mills...........      Philadelphia/            1989      100%       1,739,849        1,143,476
  Philadelphia, PA                Wilmington
Sawgrass Mills...........      Fort Lauderdale, FL/     1990      100%       1,845,342        1,168,725
  Sunrise, FL                     Miami/Palm Beach
Gurnee Mills.............      Chicago/Milwaukee        1991      100%       1,653,978        1,020,676
  Gurnee, IL
Ontario Mills............      Los Angeles              1996       50%       1,345,096  (4)     825,820
  Ontario, CA
Grapevine Mills..........      Dallas/Fort Worth        1997      37.5%      1,241,410  (5)     698,010
  Grapevine, TX
Arizona Mills............      Phoenix                  1997      36.8%      1,233,884          700,731
  Tempe, AZ
The Oasis at Sawgrass          Fort Lauderdale, FL/     1999       50%         287,299          134,860
  Sunrise, FL                     Miami/Palm Beach                          ----------       ----------
    MILLS TOTALS/WEIGHTED AVERAGES..................                        10,983,923        6,688,849
                                                                            ==========       ==========

The Block at Orange            Los Angeles/Orange       1998       50%         644,652          359,701
                               County                                       ==========       ==========

COMMUNITY CENTERS (11 CENTERS)                                               2,220,320        1,363,129
                                                                            ==========       ==========

                                                         Specialty                                            12 Mos. Ended
                                                           Store                    Annualized      No. of      6/30/1999
                                 Metropolitan               GLA        Percent         Base         Anchor   Specialty Store
      Name/Location              Area Serviced          (sq.ft.) (1)  Leased (2)     Rent (6)     Stores (3)    Sales PSF
      -------------              -------------         -------------  ----------   ------------   ----------    ---------

MILLS
Potomac Mills............      Washington D.C./           640,514        97%       $ 21,716,099        17       $    323
  Woodbridge, VA                  Baltimore
Franklin Mills...........      Philadelphia/              596,373        96%         18,362,591        19            307
  Philadelphia, PA                Wilmington
Sawgrass Mills...........      Fort Lauderdale, FL/       676,617        98%         25,344,275        20            444
  Sunrise, FL                     Miami/Palm Beach
Gurnee Mills.............      Chicago/Milwaukee          633,302        96%         17,231,483        16            288
  Gurnee, IL
Ontario Mills............      Los Angeles                519,276        99%         18,217,771        18            353
  Ontario, CA
Grapevine Mills..........      Dallas/Fort Worth          543,400        97%         20,485,383        16            289
  Grapevine, TX
Arizona Mills............      Phoenix                    533,153        98%         19,445,025        16            295
  Tempe, AZ
The Oasis at Sawgrass          Fort Lauderdale, FL/       152,439        74%          4,167,969         2        N/A (7)
  Sunrise, FL                     Miami/Palm Beach      ---------                  ------------     --------
    MILLS TOTALS/WEIGHTED AVERAGES..................    4,295,074        97%       $144,970,596       124       $    333
                                                        =========                  ============     ========

The Block at Orange            Los Angeles/Orange         284,951        93%       $ 14,325,861         9        N/A (7)
                               County                   =========                  ============     ========

COMMUNITY CENTERS (11 CENTERS)                            857,191        82%       $ 17,472,944        25
                                                        =========                  ============     ========


(1) Includes 963,173 square feet of gross leaseable area owned by certain anchor store tenant as follows: Potomac Mills-80,000 square feet of gross leaseable area; Franklin Mills-209,612 square feet of gross leaseable area; Sawgrass Mills-281,774 square feet of gross leaseable area; Gurnee Mills-250,806 square feet of gross leaseable area; Liberty Plaza - 13,741 square feet of gross leaseable area; West Falls Church- 2,240 square feet of gross leaseable area and Ontario Mills - 125,000 square feet of gross leaseable area.

(2) Gross leaseable area leased is defined as follows: all space leased and for which rent is being paid as of June 1, 1999, excluding tenants with leases having a term of less than 1 year plus gross leaseable area owned by store tenants described in footnote (1).

(3) Anchor stores include all stores occupying more than 20,000 square feet and certain store tenants described in footnote (1).

(4) Ontario Mills will contain approximately 1.7 million square feet of gross leaseable area, including gross leaseable area owned by certain anchor store tenants, upon completion.

(5) Grapevine Mills will contain approximately 1.5 million square feet of gross leaseable area, including gross leaseable area owned by certain anchor store tenants, upon completion.

(6) Annualized Base Rent is defined as the contractual minimum rent of tenants comprising gross leaseable occupied area at 6/99 multiplied by 12, excluding tenants as noted in footnote (1) and ground leases of 152,370 square feet at Franklin Mills and 16,595 square feet at Ontario Mills.

(7) Twelve months ended June 30, 1999 sales per square foot information is not available for The Block at Orange and The Oasis at Sawgrass Mills which commenced business in November 1998 and April 1999, respectively.

                              THE MILLS CORPORATION
                              SUMMARY OF PROPERTIES



MILLS UNDER CONSTRUCTION/DEVELOPMENT

                                                                                 Estimated                                 Anchor
                                       Anticipated        Approx.                Aggregate   Required                      Store
                    Metropolitan          Opening           GLA       Company     Project   Equity from    Percentage      Tenant
  Name/Location     Area Serviced        Date (1)   (Sq. Ft.) (1,2)  Ownership    Cost (1)    Company    Pre-leased (6)  Commitments
-----------------   -------------    -------------   -------------- -----------  ---------  -----------  --------------  -----------
                                                                                 (millions)  (millions)

Katy Mills          Houston                 Fall       1,200,000        62.5%      $ 229      26.25          63%            13
  Houston, TX                               1999

Concord Mills       Charlotte               Fall       1,400,000        37.5%      $ 211      12.50          65%            12
  Concord, NC                               1999

Opry Mills          Nashville              Spring      1,200,000        66.7%      $ 222      50.00          29%            7
  Nashville, TN                             2000

Arundel Mills       Baltimore/              Fall       1,300,000        75% (7)    $ 222      17.50        N/A (4)       N/A (4)
  Dorchester, MD    Washington D.C.         2000

Sugarloaf Mills     Atlanta                Spring      N/A (3)          50.0%      N/A (3)    0.00        N/A (4)       N/A (4)
  Atlanta, GA                               2001

Vaughan Mills       Toronto                 2001       1,400,000        N/A (3)    N/A (3)    N/A (3)      N/A (4)       N/A (4)
  Toronto, Canada

Meadowlands Mills   New York City/          2002       N/A (3)          66.7% (7)  N/A (3)    N/A (3)      N/A (5)       N/A (5)
  Carlstadt, NJ      Northern New Jersey

(1) Anticipated Opening Dates, Approximate GLA, and Estimated Aggregate Project Cost may be subject to adjustment as a result of factors inherent in the development process, some of which may not be under the direct control of the Company.

(2) Approximate GLA includes space that may be owned by certain anchor store tenants.

(3) The ownership structure, budgets, start dates and/or opening dates for these properties have not yet been determined.

(4) The Company recently has begun leasing efforts for these projects and have obtained various letters of interest.

(5) Leasing activity has not yet commenced for this project, however, the Company has received letters of interest from 17 anchor store tenants.

(6)  Consists of fully executed leases as of June 30, 1999.

(7) The Company's ownership percentage in Meadowlands Mills and Arundel Mills will be 53.3% and 37.5%, respectively, once all joint venture partners have executed their respective partnership agreements.

                             THE MILLS CORPORATION
                          SUPPLEMENTAL FINANCIAL DATA
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                            THREE MONTHS ENDED                SIX MONTHS ENDED
                                                                                 June 30                          June 30

                                                                      1999              1998                1999           1998
                                                                     -------           -------             -------        -------
STATEMENT OF OPERATIONS DATA:

  REVENUES:
     Minimum rent                                                    $25,948           $25,036             $51,965        $49,573
     Percentage rent                                                     338               233                 534          1,399
     Recoveries from tenants                                          13,173            12,109              26,505         24,173
     Other property revenue                                            1,756             1,488               3,421          2,978
     Fee income                                                        2,662             3,365               5,990          4,744
     Interest income                                                     482               679               1,536          1,788
                                                                     -------           -------             -------        -------
     Total revenues                                                   44,359            42,910              89,951         84,655

  EXPENSES:
     Recoverable from tenants                                         11,488            10,517              23,210         20,900
     Other property operating                                          1,252             1,238               2,454          2,707
     General and administrative                                        2,960             2,578               5,884          4,984
     Interest expense                                                 11,647            10,820              22,770         21,914
     Depreciation and amortization                                     8,776             8,685              17,393         18,297
                                                                     -------           -------             -------        -------
     Total expenses                                                   36,123            33,838              71,711         68,802

    Other income/(expense)                                               519               (43)                340            (86)
    Equity in earnings of unconsolidated joint ventures                2,643               891               3,660          2,831
                                                                     -------           -------             -------        -------

    Income before extraordinary item and minority interest            11,398             9,920              22,240         18,598

    Extraordinary losses on debt extinguishments                           0              (422)             (2,762)          (422)
                                                                     -------           -------             -------        -------

    Income before minority interest                                   11,398             9,498              19,478         18,176

    Minority interest                                                 (4,628)           (3,870)             (7,913)        (7,428)
                                                                     -------           -------             -------        -------

    Net income                                                       $ 6,770           $ 5,628             $11,565        $10,748
                                                                     =======           =======             =======        =======

    Income per share before extraordinary item  (Basic)              $  0.29           $  0.26             $  0.57        $  0.48
                                                                     =======           =======             =======        =======
    Income per share before extraordinary item  (Diluted)            $  0.29           $  0.25             $  0.57        $  0.47
                                                                     =======           =======             =======        =======

    Net income per share (Basic)                                     $  0.29           $  0.25             $  0.50        $  0.47
                                                                     =======           =======             =======        =======
    Net income per share (Diluted)                                   $  0.29           $  0.24             $  0.50        $  0.46
                                                                     =======           =======             =======        =======

  FUNDS FROM OPERATIONS (*):
    Income before extraordinary item
     and minority interest                                           $11,398           $ 9,920             $22,240        $18,598

    Adjustments:
     Add:  Depreciation and amortization of real estate
                  assets                                               7,774             7,810              15,488         16,369
     Add:  Real estate depreciation and amortization
                  of unconsolidated joint ventures                     2,836             2,555               5,584          4,889
                                                                     -------           -------             -------        -------
    Funds from operations                                            $22,008           $20,285             $43,312        $39,856
                                                                     =======           =======             =======        =======


    BASIC:
    Weighted average shares                                           23,107            22,986              23,084         22,922
    Weighted average shares and units                                 38,951            38,842              38,928         38,816

    DILUTED:
    Weighted average shares                                           23,640            23,589              23,432         23,532
    Weighted average shares and units                                 39,484            39,445              39,277         39,425

-----------------------------------------------------

(*) The Company generally considers Funds From Operations ("FFO") a widely used and appropriate measure of performance for an equity REIT which provides a relevant basis for comparison among REITs. FFO as defined by the National Association of Real Estate Investment Trusts (NAREIT) means income (loss) before minority interest (determined in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains (losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the performance of the Company. The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs and liquidity, including its ability to make distributions, and (iii) should not be considered as an alternative to net income (determined in accordance with GAAP) for purposes of evaluating the Company's operating performance.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)

THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (I.E. THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.




FOR THE THREE MONTHS ENDED JUNE 30, 1999

WHOLLY OWNED PROPERTIES

                                                                                                           Community
                                              Potomac     Franklin   Sawgrass     Gurnee    Mainstreet      Centers      Total
                                              -------     --------   --------     ------    ----------      -------      -----
RENTAL REVENUES:
     Minimum rent                              $5,444      $4,757     $6,473      $4,388        $353         $4,533     $25,948
     Percentage rent                               18          18        150          29          66             57         338
     Recoveries from tenants                    2,447       2,950      3,865       2,386          31          1,494      13,173
     Other revenue                                195         303        819         286         144              9       1,756
                                             -----------------------------------------------------------------------------------
        Total rental revenues                   8,104       8,028     11,307       7,089         594          6,093      41,215


PROPERTY OPERATING COSTS:
     Recoverable from tenants                   2,108       2,386      3,446       2,102           -          1,446      11,488
     Other operating                              111         266        124         115         428            208       1,252
                                             -----------------------------------------------------------------------------------
        Total property operating costs          2,219       2,652      3,570       2,217         428          1,654      12,740

                                             -----------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                      $5,885      $5,376     $7,737      $4,872        $166         $4,439     $28,475
                                             ===================================================================================


UNCONSOLIDATED JOINT VENTURES

                                            Ontario   Grapevine   Arizona   The Block  The Oasis    Other     Total
                                            -------   ---------   -------   ---------  ---------    -----     -----
RENTAL REVENUES:
     Minimum rent                            $4,805    $5,272     $5,289     $3,943       $983      $117     $20,409
     Percentage rent                              1         -          -          3          -         -           4
     Recoveries from tenants                  2,396     2,432      2,140      1,019        255        54       8,296
     Other revenue                              400       484        420        332         13         -       1,649
                                             ------------------------------------------------------------------------
        Total rental revenues                 7,602     8,188      7,849      5,297      1,251       171      30,358

PROPERTY OPERATING COSTS:
     Recoverable from tenants                 2,170     2,116      1,900      1,313        210         8       7,717
     Other operating                             56       369        332        318        106        55       1,236
                                             ------------------------------------------------------------------------
        Total property operating costs        2,226     2,485      2,232      1,631        316        63       8,953

                                             ------------------------------------------------------------------------
PROPERTY OPERATING INCOME                     5,376     5,703      5,617      3,666        935       108      21,405
                                             ========================================================================


(1)  Total property operating costs excludes management fees as follows:
     Potomac Mills - $234, Franklin Mills - $200, Sawgrass Mills - $299, Gurnee Mills - $191, Community Centers - $193, Ontario Mills - $201, Grapevine Mills - $230, Arizona Mills - $202, The Block at Orange - $160 and The Oasis - $32.

                             THE MILLS CORPORATION
                           PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                  (UNAUDITED)

THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (I.E. THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.



FOR THE THREE MONTHS ENDED JUNE 30, 1998

                                                                                                        Community
                                       Potomac       Franklin     Sawgrass         Gurnee    Mainstreet  Centers        Total
                                       -------       --------     --------         ------    ----------  -------        -----
RENTAL REVENUES:
     Minimum rent                       $5,291        $4,199        $6,490         $4,202       $337      $4,517       $25,036
     Percentage rent                        17            14             -             23         57         122           233
     Recoveries from tenants             2,232         2,881         3,489          2,202          9       1,296        12,109
     Other revenue                         195           212           601            311        119          50         1,488
                                        ---------------------------------------------------------------------------------------
        Total rental revenues            7,735         7,306        10,580          6,738        522       5,985        38,866

PROPERTY OPERATING COSTS:
     Recoverable from tenants            1,850         2,226         3,159          1,941          -       1,341        10,517
     Other operating                       158           283            76            215        391         115         1,238
                                        ---------------------------------------------------------------------------------------
        Total property operating costs   2,008         2,509         3,235          2,156        391       1,456        11,755

                                        ---------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                5,727         4,797        $7,345         $4,582       $131      $4,529        27,111
                                        =======================================================================================


UNCONSOLIDATED JOINT VENTURES

                                          Ontario       Grapevine       Arizona      Other          Total
                                          -------       ---------       -------      -----          -----
RENTAL REVENUES:
     Minimum rent                          $4,662        $5,171         $4,768        $173         $14,774
     Percentage rent                          (20)           (2)           127            -            105
     Recoveries from tenants                2,189         2,363          2,218           8           6,778
     Other revenue                            455           465            539         (12)          1,447
                                           -----------------------------------------------------------------
        Total rental revenues               7,286         7,997          7,652         169          23,104

PROPERTY OPERATING COSTS:
     Recoverable from tenants               2,065         2,328          1,621          16           6,030
     Other operating                          248            70            466         115             899
                                           -----------------------------------------------------------------
        Total property operating costs      2,313         2,398          2,087         131           6,929

                                           -----------------------------------------------------------------
PROPERTY OPERATING INCOME                  $4,973        $5,599         $5,565        $ 38         $16,175
                                           =================================================================


(1)  Total property operating costs excludes management fees as follows:
     Potomac Mills - $215, Franklin Mills - $182, Sawgrass Mills - $289, Gurnee Mills - $190, Community Centers - $211, Ontario Mills - $198, Grapevine Mills - $224, Arizona Mills - $90 and Other - $5.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)

THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (I.E. THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

FOR THE SIX MONTHS ENDED JUNE 30, 1999

WHOLLY OWNED PROPERTIES

                                                                                                               Community
                                             Potomac      Franklin      Sawgrass      Gurnee     Mainstreet     Centers     Total
                                             -------      --------      --------      ------     ----------     -------     -----
RENTAL REVENUES:
     Minimum rent                            $10,797       $9,439      $12,970       $8,781         $754       $9,224      $51,965
     Percentage rent                              25           55          237           36          124           57          534
     Recoveries from tenants                   4,867        5,906        7,796        4,823           31        3,082       26,505
     Other revenue                               374          482        1,589          570          376           30        3,421
                                             --------------------------------------------------------------------------------------
         Total rental revenues                16,063       15,882       22,592       14,210        1,285       12,393       82,425

PROPERTY OPERATING COSTS:
     Recoverable from tenants                  4,234        4,722        7,002        4,252            -        3,000       23,210
     Other operating                             356          469          247          283          801          298        2,454
                                             --------------------------------------------------------------------------------------
         Total property operating costs        4,590        5,191        7,249        4,535          801        3,298       25,664

                                             --------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                     11,473       10,691       15,343        9,675          484        9,095       56,761
                                             ======================================================================================


UNCONSOLIDATED JOINT VENTURES

                                             Ontario     Grapevine     Arizona     The Block    The Oasis        Other      Total
                                             -------     ---------     -------     ---------    ---------        -----       -----
RENTAL REVENUES:
     Minimum rent                             $9,666      $10,623      $10,370       $7,839       $1,192         $131      $39,821
     Percentage rent                               1            -          110            3            -            -          114
     Recoveries from tenants                   4,772        4,902        4,242        2,029          255           58       16,258
     Other revenue                               778          898          778          649           13            -        3,116
                                             --------------------------------------------------------------------------------------
         Total rental revenues                15,217       16,423       15,500       10,520        1,460          189       59,309

PROPERTY OPERATING COSTS
     Recoverable from tenants                  4,359        4,472        4,007        2,601          250            8       15,697
     Other Operating                             292          665          685          394          108          173        2,317
                                             --------------------------------------------------------------------------------------
         Total property operating costs        4,651        5,137        4,692        2,995          358          181       18,014

                                             --------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                     10,566       11,286       10,808        7,525        1,102            8       41,295
                                             ======================================================================================

(1) Total property operating costs excludes management fees as follows: Potomac Mills - $436, Franklin Mills - $393, Sawgrass Mills - $609, Gurnee Mills - $388, Community Centers - $385, Ontario Mills - $383, Grapevine Mills - $439, Arizona Mills - $350, The Block at Orange - $349, and The Oasis at Sawgrass - $34.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)


THE FOLLOWING TABLE SETS FORTH PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (I.E. THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS TO NOT INTENDED BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

FOR THE SIX MONTHS ENDED JUNE 30, 1998

WHOLLY OWNED PROPERTIES

                                                                                                             Community
                                              Potomac     Franklin     Sawgrass      Gurnee     Mainstreet    Centers       Total
                                              -------     --------     --------      ------     ----------    -------       -----
RENTAL REVENUES:
     Minimum rent                            $10,490       $8,346      $12,892       $8,375         $669       $8,801      $49,573
     Percentage rent                             124          158          621          194          102          200        1,399
     Recoveries from tenants                   4,448        5,662        6,969        4,471           20        2,603       24,173
     Other revenue                               341          430        1,301          607          223           76        2,978
                                             --------------------------------------------------------------------------------------
         Total rental revenues                15,403       14,596       21,783       13,647        1,014       11,680       78,123

PROPERTY OPERATING COSTS:
     Recoverable from tenants                  3,688        4,396        6,212        3,972            -        2,632       20,900
     Other operating                             374          527          216          563          747          280        2,707
                                             --------------------------------------------------------------------------------------
         Total property operating costs        4,062        4,923        6,428        4,535          747        2,912       23,607

                                             --------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                     11,341        9,673       15,355        9,112          267        8,768       54,516
                                             ======================================================================================


UNCONSOLIDATED JOINT VENTURES

                                            Ontario      Grapevine     Arizona         Other        Total
                                            -------      ---------     -------         -----        -----
RENTAL REVENUES:
     Minimum rent                            $ 9,348      $10,031      $ 9,201          267        28,847
     Percentage rent                             204          178          233            -           615
     Recoveries from tenants                   4,295        4,250        3,834           14        12,393
     Other revenue                               849          908          823          (12)        2,568
                                             ------------------------------------------------------------
         Total rental revenues                14,696       15,367       14,091          269        44,423

PROPERTY OPERATING COSTS
     Recoverable from tenants                  4,119        4,209        3,181           46        11,555
     Other operating                             446          181          777          296         1,700
                                             ------------------------------------------------------------
         Total property operating costs        4,565        4,390        3,958          342        13,255

                                             ------------------------------------------------------------
PROPERTY OPERATING INCOME                    $10,131      $10,977      $10,133         $(73)      $31,168
                                             ============================================================

(1) Total property operating costs excludes management fees as follows: Potomac Mills - $436, Franklin Mills - $366, Sawgrass Mills - $639, Gurnee Mills - $370, Community Centers - $391, Ontario Mills - $406, Grapevine Mills - $454, Arizona Mills - $180 and Other - $9.

                              THE MILLS CORPORATION
                          UNCONSOLIDATED JOINT VENTURES
                      NET INCOME AND FUNDS FROM OPERATIONS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

FOR THE THREE MONTHS ENDED JUNE 30, 1999

                                                                     Ontario      Grapevine      Arizona       The Block
                                                                     -------      ---------      -------       ---------
REVENUES:
     Minimum rent                                                  $   4,805      $  5,272       $  5,289       $  3,943
     Percentage rent                                                       1             -              -              3
     Recoveries from tenants                                           2,396         2,432          2,140          1,019
     Interest income                                                     142           476             35            607
     Other revenue                                                       400           484            420            332
                                                                  --------------------------------------------------------
         Total revenues                                                7,744         8,664          7,884          5,904

EXPENSES:
     Recoverable from tenants                                         (2,170)       (2,116)        (1,900)        (1,313)
     Other operating  (1)                                               (257)         (599)          (534)          (478)
     Interest expense                                                 (2,474)       (2,503)        (2,226)        (1,826)
     Depreciation and amortization                                    (2,112)       (2,255)        (1,715)        (2,373)
                                                                  --------------------------------------------------------
        Total Expenses                                                (7,013)       (7,473)        (6,375)        (5,990)

     Gain (Loss) on Land Sales                                             -             -              -              -
     Other                                                                 -             -            (15)            (6)
                                                                  --------------------------------------------------------

NET INCOME                                                               731         1,191          1,494            (92)
                                                                  ========================================================

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

Income before extraordinary items                                        731         1,191          1,494            (92)

Adjustments:
     Add: Depreciation and amortization of
         real estate assets                                            2,077         2,212          1,577          2,212
                                                                  --------------------------------------------------------

TOTAL FUNDS FROM OPERATIONS                                        $   2,808      $  3,403       $  3,071       $  2,120
                                                                  ========================================================

MILLS ALLOCATIONS:

     Mills share of FFO                                                1,224         1,155          1,131            602
     Management Fees due Mills                                           201           230            202            160
                                                                  --------------------------------------------------------

     Total Mills FFO                                               $   1,425      $  1,385       $  1,333       $    762
                                                                  ========================================================

     Mills share of net income                                     $     322      $    416   $       552        $     (3)
                                                                  ========================================================



FOR THE THREE MONTHS ENDED JUNE 30, 1999

                                                                         The Oasis       Other         Total
                                                                         ---------       -----         -----
REVENUES:
     Minimum rent                                                        $    982      $    118     $   20,409
     Percentage rent                                                            -             -              4
     Recoveries from tenants                                                  255            54          8,296
     Interest income                                                           57           443          1,760
     Other revenue                                                             13             2          1,651
                                                                         --------------------------------------
         Total revenues                                                     1,307           617         32,120

EXPENSES:
     Recoverable from tenants                                                (210)           (8)        (7,717)
     Other operating  (1)                                                    (138)          (55)        (2,061)
     Interest expense                                                        (131)          (98)        (9,258)
     Depreciation and amortization                                           (550)            -         (9,005)
                                                                         --------------------------------------
        Total Expenses                                                     (1,029)         (161)       (28,041)

     Gain (Loss) on Land Sales                                                  -         1,579          1,579
     Other                                                                      -             -            (21)
                                                                         --------------------------------------

NET INCOME                                                                    278         2,035          5,637
                                                                         ======================================
RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

Income before extraordinary items                                             278         2,035          5,637

Adjustments:
     Add: Depreciation and amortization of
         real estate assets                                                   378             -          8,456
                                                                         --------------------------------------

TOTAL FUNDS FROM OPERATIONS                                              $    656      $  2,035     $   14,093
                                                                         ======================================

MILLS ALLOCATIONS:

     Mills share of FFO                                                       192         1,178          5,482
     Management Fees due Mills                                                 32             -            825
                                                                         --------------------------------------

     Total Mills FFO                                                     $    224      $  1,178     $    6,307
                                                                         ======================================

     Mills share of net income                                           $     89      $  1,267     $    2,643
                                                                         ======================================


(1)  Total property operating costs includes management fees as follows:
     Ontario Mills - $201, Grapevine Mills - $230, Arizona Mills - $202, The Block at Orange - $160, and The Oasis - $32.

                              THE MILLS CORPORATION
                          UNCONSOLIDATED JOINT VENTURES
                      NET INCOME AND FUNDS FROM OPERATIONS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                        Ontario      Grapevine        Arizona     The Block    The Oasis      Other           Total
                                        -------      ---------        -------     ---------    ---------      -----          -------
 REVENUES:
   Minimum rent                        $   9,666    $    10,632     $   10,370     $  7,839     $   1,192    $   131      $  39,821
   Percentage rent                             1              -            110            3             -          -            114
   Recoveries from tenants                 4,772          4,902          4,242        2,029           255         58         16,258
   Interest income                           286            930             49        1,156            80        508          3,009
   Other revenue                             778            898            778          649            13          2          3,118
                                       ---------------------------------------------------------------------------------------------
         Total revenues                   15,503         17,353         15,549       11,676         1,540        699         62,320

EXPENSES:
     Recoverable from tenants             (4,359)        (4,472)        (4,007)      (2,601)         (250)        (8)       (15,697)
     Other operating  (1)                   (675)        (1,104)        (1,035)        (743)         (142)      (173)        (3,872)
     Interest expense                     (4,947)        (4,984)        (4,476)      (3,475)         (131)      (193)       (18,206)
     Depreciation and amortization        (4,220)        (4,473)        (3,541)      (4,344)         (625)        -         (17,203)
                                       ---------------------------------------------------------------------------------------------
        Total Expenses                   (14,201)       (15,033)       (13,059)     (11,163)       (1,148)      (374)       (54,978)


     Gain (Loss) on Land Sales                -              -              -             -            -       1,579          1,579
     Other                                    -              -             (30)         (12)           -          -             (42)
                                       ---------------------------------------------------------------------------------------------
NET INCOME                                 1,302          2,320          2,460          501           392      1,904          8,879
                                       =============================================================================================

RECONCILIATION OF NET INCOME TO
FUNDS FROM OPERATIONS

Income before extraordinary items          1,302          2,320          2,460          501           392      1,904          8,879

Adjustments:
  Add: Depreciation and amortization
       of real estate assets               4,149          4,387          3,295        4,028           453         -          16,312
                                       --------------------------------------------------------------------------------------------
TOTAL FUNDS FROM OPERATIONS            $   5,451    $     6,707     $    5,755     $  4,529     $     845    $ 1,904      $  25,191
                                       =============================================================================================

MILLS ALLOCATIONS:

     Mills share of FFO                    2,376          2,276          2,120        1,112           192      1,171          9,247
     Management Fees due Mills               383            439            350          349            34         -             730
                                       ---------------------------------------------------------------------------------------------

     Total Mills FFO                   $   2,759    $     2,715     $    2,470     $  1,461     $     226    $ 1,171      $   9,977
                                       =============================================================================================

     Mills share of net income         $     571    $       799     $      907     $    123     $      89    $ 1,171      $   3,660
                                       =============================================================================================

(1)  Total property operating costs includes management fees as follows:
     Ontario Mills - $383, Grapevine Mills - $439, Arizona Mills - $350, The Block at Orange - $349, and The Oasis at Sawgrass - $34.

                             THE MILLS CORPORATION
                               OCCUPANCY ANALYSIS

                            GROSS LEASED & OCCUPIED AREA (S.F.) (1)          GROSS LEASED & OCCUPIED AREA, NET OF ANCHORS (S.F) (2)

                                             GLA Occupied (3)                        Total Small      GLA Occupied (3)
Project                     Total GLA           at 6/99             %                Shop GLA             at 6/99           %
-------                     ---------            -------          -----               ------              -------        -------
Potomac Mills               1,637,065           1,593,090         97.31%              640,514              616,610        96.27%
Franklin Mills              1,739,849           1,674,032         96.22%              596,373              530,556        88.96%
Sawgrass Mills              1,845,342           1,812,254         98.21%              676,617              663,529        98.07%
Gurnee Mills                1,653,978           1,590,164         96.14%              633,302              569,488        89.92%
                     ----------------------------------------------------    -----------------------------------------------------
Total Mills                 6,876,234           6,669,540         96.99%            2,546,806            2,380,183        93.46%

Butterfield                   114,610             114,610        100.00%               72,677               72,677       100.00%
Coopers Plaza                 173,509             115,115         66.35%               14,953               14,953       100.00%
Crosswinds                    144,273             142,940         99.08%               23,298               21,965        94.28%
Fashion Place                 147,950             131,918         89.16%               74,692               58,660        78.54%
Germantown                    177,097             161,781         91.35%              130,341              115,025        88.25%
Gwinnett                      194,503             188,513         96.92%               96,956               90,966        93.82%
Liberty Plaza                 315,067             248,856         78.99%               52,320               39,458        75.42%
Montgomery Village            117,391              89,469         76.21%               80,986               53,064        65.52%
Mt. Prospect                  298,600             291,207         97.52%              126,005              118,612        94.13%
West Falls Church              87,824              87,824        100.00%               49,983               49,983       100.00%
Western Hills                 449,496             258,394         57.49%              134,980              103,098        76.38%
                     ----------------------------------------------------    -----------------------------------------------------
                            2,220,320           1,830,627         82.45%              857,191              738,461        86.15%

                     ----------------------------------------------------    -----------------------------------------------------
Total Wholly Owned          9,096,554           8,500,167         93.44%            3,403,997            3,118,644        91.62%
                     ====================================================    =====================================================

Joint Ventures:

Ontario Mills               1,345,096           1,325,229         98.52%              519,276              499,409        96.17%
Grapevine Mills             1,241,410           1,207,403         97.26%              543,400              509,393        93.74%
Arizona Mills               1,233,884           1,203,069         97.50%              533,153              502,338        94.22%
The Block at Orange           644,652             602,459         93.45%              284,951              242,758        85.19%
The Oasis at Sawgrass         287,299             213,562         74.33%              152,439               78,702        51.63%
                     ----------------------------------------------------    -----------------------------------------------------

Total Joint Venture         4,752,341           4,551,722         95.78%            2,033,219            1,832,600        90.13%
                     ====================================================    =====================================================

Total Mills                10,983,923          10,618,803         96.68%            4,295,074            3,970,025        92.43%
                     ====================================================    =====================================================

Total Wholly Owned
  and Joint Venture        13,848,895          13,051,889         94.24%            5,437,216            4,951,244        91.06%
                     ====================================================    =====================================================



                                          TOTAL VACANT S.F.

                                               Vacancies
Project                        Anchor          Small Shop         Total
-------                        ------          -----------        -----
Potomac Mills                   20,071           23,904           43,975
Franklin Mills                       0           65,817           65,817
Sawgrass Mills                  20,000           13,088           33,088
Gurnee Mills                         0           63,814           63,814
                           ----------------------------------------------
Total Mills                     40,071          166,623          206,694

Butterfield                          0                0                0
Coopers Plaza                   58,394                0           58,394
Crosswinds                           0            1,333            1,333
Fashion Place                        0           16,032           16,032
Germantown                           0           15,316           15,316
Gwinnett                             0            5,990            5,990
Liberty Plaza                   53,349           12,862           66,211
Montgomery Village                   0           27,922           27,922
Mt. Prospect                         0            7,393            7,393
West Falls Church                    0                0                0
Western Hills                  159,220           31,882          191,102
                           ----------------------------------------------
                               270,963          118,730          389,693

                           ----------------------------------------------
Total Wholly Owned             311,034          285,353          596,387
                           ==============================================

Joint Ventures:

Ontario Mills                        0           19,867           19,867
Grapevine Mills                      0           34,007           34,007
Arizona Mills                        0           30,815           30,815
The Block at Orange                  0           42,193           42,193
The Oasis at Sawgrass
  Mills                              0           73,737           73,737
                           ----------------------------------------------

Total Joint Ventures                 0          200,619          200,619
                           ==============================================

Total Mills                     40,071          325,049          365,120
                           ==============================================

Total Wholly Owned
  and Joint Venture            311,034          485,972          797,006
                           ==============================================



(1) Includes 963,173 square feet of GLA owned by certain store tenants as follows: Potomac Mills-80,000 square feet of GLA; Franklin Mills-209,612 square feet of GLA; Sawgrass Mills-281,774 square feet of GLA; Gurnee Mills-250,806 square feet of GLA; Liberty Plaza-13,741 square feet of GLA; West Falls Church- 2,240 square feet of GLA, and Ontario Mills-125,000 square feet of GLA. A ground lease at Franklin Mills of 152,370 square feet and at Ontario Mills of 16,595 square feet are also included.

(2)    Anchor stores include all stores occupying more than 20,000 square feet.

(3) GLA occupied is defined as follows: (i) all space leased and for which rent is being paid as of June 1, 1999, excluding tenants with leases that have a term of less than 1 year (ii) GLA owned by certain store tenants.

                             THE MILLS CORPORATION

                           LEASE EXPIRATION SCHEDULE

The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of June 30, 1999 multiplied by 12.

                                No. of                  1999 (1)                 No. of                 2000
                                Leases                 Annualized                Leases              Annualized
                               Expiring    Sq Ft       Min. Rent        psf     Expiring    Sq Ft     Min. Rent
                              ----------  -------    --------------   -------- ----------  -------- --------------
Potomac Mills:
   Anchors    (2)                   -           -      $         -     $     -      -            -    $         -
   Majors      (2)                  1      42,212          316,590        7.50      1       41,321        309,908
   Specialty                       11      36,492          765,210       20.97     28       75,953      1,943,369
   Food Court                       2       1,567           85,934       54.84      3        2,331        155,647
                              ------------------------------------------------  ----------------------------------
                                   14      80,271      $ 1,167,734     $ 14.55     32      119,605    $ 2,408,924

Franklin Mills:
   Anchors    (2)                   -           -      $         -     $     -      -            -    $         -
   Majors      (2)                  -           -                -           -      1       32,637        297,256
   Specialty                       18      63,346        1,485,405       23.45     24       96,958      2,008,643
   Food Court                       6       5,112          295,361       57.78      -            -              -
                              ------------------------------------------------  ----------------------------------
                                   24      68,458      $ 1,780,766     $ 26.01     25      129,595    $ 2,305,899

Sawgrass Mills:
   Anchors    (2,3)                 -           -      $         -     $     -      1       78,619    $   255,512
   Majors      (2)                  -           -                -           -      1       20,189        240,000
   Specialty                        2       1,185           81,770       69.00     56      183,069      4,362,671
   Food Court                       2       1,206           80,500       66.75     21       17,595        994,014
                              ------------------------------------------------  ----------------------------------
                                    4       2,391      $   162,270     $ 67.87     79      299,472    $ 5,852,197

Gurnee Mills:
   Anchors    (2)                   -           -      $         -     $     -      -            -    $         -
   Majors      (2)                  -           -                -           -      -            -              -
   Specialty                        9      41,606          786,996       18.92     18       58,986      1,044,827
   Food Court                       -           -                -           -      1          657         24,309
                              ------------------------------------------------  ----------------------------------
                                    9      41,606      $   786,996     $ 18.92     19       59,643    $ 1,069,136


Total Mills w/o Joint Ventures:
   Anchors    (2)                   -           -      $         -     $     -      1       78,619   $    255,512
   Majors      (2)                  1      42,212          316,590        7.50      3       94,147        847,164
   Specialty                       40     142,629        3,119,381       21.87    126      414,966      9,359,510
   Food Court                      10       7,885          461,795       58.57     25       20,583      1,173,970
                              ------------------------------------------------  ----------------------------------
                                   51     192,726      $ 3,897,766     $ 20.22    155      608,315   $ 11,636,156
                              ================================================  ==================================



                                                   No. of                   2001                       No. of
                                                   Leases                Annualized                    Leases
                                          psf     Expiring    Sq Ft      Min. Rent          psf       Expiring
                                      ----------  ---------  --------   ---------------   ---------  ----------
Potomac Mills:
   Anchors    (2)                       $     -       -             -     $          -    $     -         5
   Majors      (2)                         7.50       2        67,052          602,846       8.99         7
   Specialty                              25.59      26        67,684        1,778,913      26.28       118
   Food Court                             66.77       3         2,484          149,601      60.23         6
                                      ----------  -------------------------------------------------------------
                                        $ 20.14      31       137,220     $  2,531,360    $ 18.45       136

Franklin Mills:
   Anchors    (2)                       $     -       1        70,701     $    484,302    $  6.85         4
   Majors      (2)                         9.11       1        25,127          178,402       7.10         9
   Specialty                              20.72      35        98,713        2,101,934      21.29        69
   Food Court                                 -       2         1,000           40,990      40.99         6
                                      ----------  -------------------------------------------------------------
                                        $ 17.79      39       195,541     $  2,805,628    $ 14.35        88

Sawgrass Mills:
   Anchors    (2,3)                     $  3.25       2       147,915     $  1,101,435    $  7.45         5
   Majors      (2)                        11.89       -             -                -          -         8
   Specialty                              23.83      47       165,654        3,953,183      23.86        88
   Food Court                             56.49       5         4,313          217,503      50.43         2
                                      ----------  -------------------------------------------------------------
                                        $ 19.54      54       317,882     $  5,272,121    $ 16.59       103

Gurnee Mills:
   Anchors    (2)                       $     -       3       231,271     $  1,381,540    $  5.97         3
   Majors      (2)                            -       1        40,752          289,339       7.10         6
   Specialty                              17.71      55       181,894        3,610,174      19.85        73
   Food Court                             37.00      14        10,061          569,153      56.57        12
                                      ----------  -------------------------------------------------------------
                                        $ 17.93      73       463,978     $  5,850,206    $ 12.61        94


Total Mills w/o Joint Ventures:
   Anchors    (2)                       $  3.25       6       449,887     $  2,967,277    $  6.60        17
   Majors      (2)                         9.00       4       132,931        1,070,587       8.05        30
   Specialty                              22.55     163       513,945       11,444,204      22.27       348
   Food Court                             57.04      24        17,858          977,247      54.72        26
                                      ----------  -------------------------------------------------------------
                                        $ 19.13     197     1,114,621     $ 16,459,315    $ 14.77       421
                                      ==========  =============================================================



                                                  After 2001               No. of                   Total
                                                  Annualized               Leases                 Annualized
                                       Sq Ft      Min. Rent       psf     Expiring     Sq Ft      Min. Rent        psf
                                    -----------  -------------  -------  ----------  ---------  -------------   ---------
Potomac Mills:
   Anchors    (2)                      530,633   $  3,040,838   $  5.73       5        530,633   $  3,040,838    $  5.73
   Majors      (2)                     215,262      1,922,461      8.93      11        365,847      3,151,805       8.62
   Specialty                           426,296     10,398,912     24.39     183        606,425     14,886,404      24.55
   Food Court                            3,803        245,870     64.65      14         10,185        637,052      62.55
                                    ------------------------------------ ------------------------------------------------
                                     1,175,994   $ 15,608,081   $ 13.27     213      1,513,090   $ 21,716,099    $ 14.35

Franklin Mills:
   Anchors    (2)                      358,233   $  3,021,003   $  8.43       5        428,934   $  3,505,305    $  8.17
   Majors      (2)                     294,796      2,887,632      9.80      11        352,560      3,363,290       9.54
   Specialty                           261,201      5,408,327     20.71     146        520,218     11,004,309      21.15
   Food Court                            4,226        153,336     36.28      14         10,338        489,687      47.37
                                    ------------------------------------ ------------------------------------------------
                                       918,456   $ 11,470,298   $ 12.49     176      1,312,050   $ 18,362,591    $ 14.00

Sawgrass Mills:
   Anchors    (2,3)                    432,246   $  2,836,951   $  6.56       8        658,780   $  4,193,898    $  6.37
   Majors      (2)                     247,462      3,037,570     12.27       9        267,651      3,277,570      12.25
   Specialty                           286,884      8,101,018     28.24     193        636,792     16,498,642      25.91
   Food Court                            3,623         82,148     22.67      30         26,737      1,374,165      51.40
                                    ------------------------------------ ------------------------------------------------
                                       970,215   $ 14,057,687   $ 14.49     240      1,589,960   $ 25,344,275    $ 15.94

Gurnee Mills:
   Anchors    (2)                      303,714   $  1,410,715   $  4.64       6        534,985   $  2,792,255    $  5.22
   Majors      (2)                     194,133      2,079,322     10.71       7        234,885      2,368,661      10.08
   Specialty                           268,179      5,601,505     20.89     155        550,665     11,043,502      20.05
   Food Court                            8,105        433,603     53.50      27         18,823      1,027,065      54.56
                                    ------------------------------------ ------------------------------------------------
                                       774,131   $  9,525,145   $ 12.30     195      1,339,358   $ 17,231,483    $ 12.87


Total Mills w/o Joint Ventures:
   Anchors    (2)                    1,624,826   $ 10,309,507   $  6.34      24      2,153,332   $ 13,532,296    $  6.28
   Majors      (2)                     951,653      9,926,985     10.43      38      1,220,943     12,161,326       9.96
   Specialty                         1,242,560     29,509,762     23.75     677      2,314,100     53,432,857      23.09
   Food Court                           19,757        914,957     46.31      85         66,083      3,527,969      53.39
                                    ------------------------------------ ------------------------------------------------
                                     3,838,796   $ 50,661,211   $ 13.20     824      5,754,458   $ 82,654,448    $ 14.36
                                    ==================================== ================================================


(1) The 1999 amounts represent the total square footage and total annualized minimum rent that will expire during the last six months of 1999.

(2) Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..

(3) For lease expiration purposes, Sawgrass Mills includes 59,480 square feet of gross leaseable area that is now part of Sawgrass Mills Phase III (The Oasis), since the rent associated with the square footage is assigned to Sawgrass Mills due to project loan requirements.

                             THE MILLS CORPORATION

                           LEASE EXPIRATION SCHEDULE

The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of June 30, 1999 multiplied by 12.

                                     No. of                1999 (1)                No. of                     2000
                                     Leases              Annualized                Leases                  Annualized
                                    Expiring   Sq Ft      Min. Rent       psf     Expiring     Sq Ft       Min. Rent          psf
                                  ----------- --------  -------------  --------- ----------  ----------  --------------  -----------
Ontario Mills:
   Anchors    (2)                      -            -    $         -    $     -        -             -    $          -    $      -
   Majors      (2)                     -            -              -          -        -             -               -           -
   Specialty                           5       10,361        316,955      30.59        5        11,104         278,191       25.05
   Food Court                          -            -              -          -        -             -               -           -
                                  ---------------------------------------------- ---------------------------------------------------
                                       5       10,361    $   316,955    $ 30.59        5        11,104    $    278,191    $  25.05

Grapevine Mills:
   Anchors    (2)                      -            -    $         -    $     -        -             -    $          -    $      -
   Majors      (2)                     -            -              -          -        -             -               -           -
   Specialty                           3        6,340        121,965      19.24        7        13,723         358,792       26.15
   Food Court                          -            -              -          -        -             -               -           -
                                  ---------------------------------------------- ---------------------------------------------------
                                       3        6,340    $   121,965    $ 19.24        7        13,723    $    358,792    $  26.15

Arizona Mills:
   Anchors    (2)                      -            -    $         -    $     -        -             -    $          -    $      -
   Majors      (2)                     -            -              -          -        -             -               -           -
   Specialty                           -            -              -          -        7        19,992         546,761       27.35
   Food Court                          -            -              -          -        -             -               -           -
                                  ---------------------------------------------- ---------------------------------------------------
                                       -            -    $         -    $     -        7        19,992    $    546,761    $  27.35

The Oasis at Sawgrass
   Anchors    (2,3)                    -            -    $         -    $     -        -             -    $          -    $      -
   Majors      (2)                     -            -              -          -        -             -               -           -
   Specialty                           -            -              -          -        -             -               -           -
   Food Court                          -            -              -          -        -             -               -           -
                                  ---------------------------------------------- ---------------------------------------------------
                                       -            -    $         -    $     -        -             -    $          -    $      -

Total Mills with Joint Ventures:
   Anchors    (2)                      -            -    $         -    $     -        1        78,619    $    255,512    $   3.25
   Majors      (2)                     1       42,212        316,590       7.50        3        94,147         847,164        9.00
   Specialty                          48      159,330      3,558,301      22.33      145       459,785      10,543,254       22.93
   Food Court                         10        7,885        461,795      58.57       25        20,583       1,173,970       57.04
                                  ---------------------------------------------- ---------------------------------------------------
                                      59      209,427    $ 4,336,686    $ 20.71      174       653,134    $ 12,819,900    $  19.63
                                  ============================================== ===================================================

The Block at Orange
   Anchors    (2)                      -            -    $         -    $     -        -             -    $          -    $      -
   Majors      (2)                     -            -              -          -        -             -               -           -
   Specialty                           -            -              -          -        2           826          72,210       87.42
   Food Court                          -            -              -          -        -             -               -           -
                                  ---------------------------------------------- ---------------------------------------------------
                                       -            -    $         -    $     -        2           826    $     72,210    $  87.42

Community Centers:
   Anchors    (2)                      -            -    $         -    $     -        -             -    $          -    $      -
   Majors      (2)                     -            -              -          -        1        21,007         278,343       13.25
   Specialty                          20       59,739        871,578      14.59       25       109,276       1,218,804       11.15
   Food Court                          -            -              -          -        -             -               -           -
                                  ---------------------------------------------- ---------------------------------------------------
                                      20       59,739    $   871,578    $ 14.59       26       130,283    $  1,497,147    $  11.49
                                  ============================================== ===================================================

Totals
   Anchors    (2)                      -            -    $         -    $     -        1        78,619    $    255,512     $ 3.25
   Majors      (2)                     1       42,212        316,590       7.50        4       115,154       1,125,507       9.77
   Specialty                          68      219,069      4,429,879      20.22      172       569,887      11,834,268      20.77
   Food Court                         10        7,885        461,795      58.57       25        20,583       1,173,970      57.04
                                  ---------------------------------------------- ---------------------------------------------------
                                      79      269,166    $ 5,208,264    $ 19.35      202       784,243    $ 14,389,257    $ 18.35
                                  ============================================== ===================================================

                                            No. of                      2001                      No. of
                                            Leases                   Annualized                   Leases
                                           Expiring     Sq Ft         Min. Rent        psf       Expiring        Sq Ft
                                         -----------   ---------   ---------------  ----------  -----------  ------------
Ontario Mills:
   Anchors    (2)                              -               -    $           -    $       -        4          286,023
   Majors      (2)                             -               -                -            -       13          414,797
   Specialty                                  49         208,043        4,031,309        19.38       83          241,576
   Food Court                                  -               -                -            -        3           11,730
                                         ------------------------------------------------------ -------------------------
                                              49         208,043    $   4,031,309    $   19.38      103          954,126

Grapevine Mills:
   Anchors    (2)                              -               -    $           -    $       -        3          315,042
   Majors      (2)                             -               -                -            -       13          382,968
   Specialty                                  11          28,115          640,769        22.79      130          451,415
   Food Court                                  -               -                -            -        1            9,800
                                         ------------------------------------------------------ -------------------------
                                              11          28,115    $     640,769    $   22.79      147        1,159,225

Arizona Mills:
   Anchors    (2)                              -               -    $           -    $       -        5          382,513
   Majors      (2)                             -               -                -            -       11          318,218
   Specialty                                  11          23,803          636,079        26.72      118          444,619
   Food Court                                  -               -                -            -        1           13,924
                                         ------------------------------------------------------ -------------------------
                                              11          23,803    $     636,079    $   26.72      135        1,159,274

The Oasis at Sawgrass
   Anchors    (2,3)                            -               -    $           -    $       -        1           32,802
   Majors      (2)                             -               -                -            -        2           42,578
   Specialty                                   -               -                -            -       21           78,702
   Food Court                                  -               -                -            -        -                -
                                         ------------------------------------------------------ -------------------------
                                               -               -    $           -    $       -       24          154,082

Total Mills with Joint Ventures:
   Anchors    (2)                              6         449,887    $   2,967,277    $    6.60       30        2,641,206
   Majors      (2)                             4         132,931        1,070,587         8.05       69        2,110,214
   Specialty                                 234         773,906       16,752,361        21.65      700        2,458,872
   Food Court                                 24          17,858          977,247        54.72       31           55,211
                                         ------------------------------------------------------ -------------------------
                                             268       1,374,582    $  21,767,472    $   15.84      830        7,265,503
                                         ====================================================== =========================

The Block at Orange
   Anchors    (2)                              -               -    $           -    $       -        2          172,785
   Majors      (2)                             -               -                -            -        7          186,916
   Specialty                                   6           5,910          224,875        38.05       65          223,084
   Food Court                                  -               -                -            -       10           12,938
                                         ------------------------------------------------------ -------------------------
                                               6           5,910    $     224,875    $   38.05       84          595,723

Community Centers:
   Anchors    (2)                              -               -    $           -    $       -        6          466,402
   Majors      (2)                             1          24,300          133,650         5.50       17          557,821
   Specialty                                  46         164,759        2,159,806        13.11      106          411,342
   Food Court                                  -               -                -            -        -                -
                                         ------------------------------------------------------ -------------------------
                                              47         189,059    $   2,293,456    $   12.13      129        1,435,565
                                         ====================================================== =========================

Totals
   Anchors    (2)                              6         449,887    $   2,967,277    $    6.60       38        3,280,393
   Majors      (2)                             5         157,231        1,204,237         7.66       93        2,854,951
   Specialty                                 286         944,575       19,137,042        20.26      871        3,093,298
   Food Court                                 24          17,858          977,247        54.72       41           68,149
                                         ------------------------------------------------------ -------------------------
                                             321       1,569,551    $  24,285,803    $   15.47    1,043        9,296,791
                                         ====================================================== =========================

                                                 After 2001                   No. of                     Total
                                                 Annualized                   Leases                   Annualized
                                                 Min. Rent        psf        Expiring      Sq Ft        Min. Rent       psf
                                            ----------------  ----------  ------------  ------------ --------------- ---------
Ontario Mills:
   Anchors    (2)                             $   1,883,132     $  6.58            4        286,023   $   1,883,132   $  6.58
   Majors      (2)                                5,000,587       12.06           13        414,797       5,000,587     12.06
   Specialty                                      6,113,432       25.31          142        471,084      10,739,887     22.80
   Food Court                                       594,165       50.65            3         11,730         594,165     50.65
                                            ----------------------------  ----------------------------------------------------
                                              $  13,591,316     $ 14.24          162      1,183,634   $  18,217,771   $ 15.39

Grapevine Mills:
   Anchors    (2)                             $   3,638,510     $ 11.55            3        315,042   $   3,638,510   $ 11.55
   Majors      (2)                                5,038,296       13.16           13        382,968       5,038,296     13.16
   Specialty                                     10,099,051       22.37          151        499,593      11,220,577     22.46
   Food Court                                       588,000       60.00            1          9,800         588,000     60.00
                                            ----------------------------  ----------------------------------------------------
                                              $  19,363,857     $ 16.70          168      1,207,403   $  20,485,383   $ 16.97

Arizona Mills:
   Anchors    (2)                             $   3,138,643     $  8.21            5        382,513   $   3,138,643   $  8.21
   Majors      (2)                                4,400,131       13.83           11        318,218       4,400,131     13.83
   Specialty                                      9,890,909       22.25          136        488,414      11,073,749     22.67
   Food Court                                       832,502       59.79            1         13,924         832,502     59.79
                                            ----------------------------  ----------------------------------------------------
                                              $  18,262,185     $ 15.75          153      1,203,069   $  19,445,025   $ 16.16

The Oasis at Sawgrass
   Anchors    (2,3)                           $     615,322     $ 18.76            1         32,802   $     615,322   $ 18.76
   Majors      (2)                                  882,869       20.74            2         42,578         882,869     20.74
   Specialty                                      2,669,778       33.92           21         78,702       2,669,778     33.92
   Food Court                                             -           -            -              -               -         -
                                            ----------------------------  ----------------------------------------------------
                                              $   4,167,969     $ 27.05           24        154,082   $   4,167,969   $ 27.05

Total Mills with Joint Ventures:
   Anchors    (2)                             $  19,585,114     $  7.42           37      3,169,712   $  22,807,903   $  7.20
   Majors      (2)                               25,248,868       11.97           77      2,379,504      27,483,209     11.55
   Specialty                                     58,282,932       23.70        1,127      3,851,893      89,136,848     23.14
   Food Court                                     2,929,624       53.06           90        101,537       5,542,636     54.59
                                            ----------------------------  ----------------------------------------------------
                                              $ 106,046,538     $ 14.60        1,331      9,502,646   $ 144,970,596   $ 15.26
                                            ============================  ====================================================

The Block at Orange
   Anchors    (2)                             $   3,473,326     $ 20.10            2        172,785   $   3,473,326   $ 20.10
   Majors      (2)                                2,839,831       15.19            7        186,916       2,839,831     15.19
   Specialty                                      6,757,498       30.29           73        229,820       7,054,583     30.70
   Food Court                                       958,121       74.05           10         12,938         958,121     74.05
                                            ----------------------------  ----------------------------------------------------
                                              $  14,028,776     $ 23.55           92        602,459   $  14,325,861   $ 23.78

Community Centers:
   Anchors    (2)                             $   3,202,616     $  6.87            6        466,402   $   3,202,616   $  6.87
   Majors      (2)                                3,939,691        7.06           19        603,128       4,351,684      7.22
   Specialty                                      5,668,456       13.78          197        745,116       9,918,644     13.31
   Food Court                                             -        -               -              -               -      -
                                            ----------------------------  ----------------------------------------------------
                                              $  12,810,763     $  8.92          222      1,814,646   $  17,472,944   $  9.63
                                            ============================  ====================================================

Totals
   Anchors    (2)                             $  26,261,056     $  8.01           45      3,808,899   $  29,483,845   $  7.74
   Majors      (2)                               32,028,390       11.22          103      3,169,548      34,674,724     10.94
   Specialty                                     68,039,108       22.00        1,397      4,826,829     106,110,075     21.98
   Food Court                                     3,887,745       57.05          100        114,475       6,500,757     56.79
                                            ----------------------------  ----------------------------------------------------
                                              $ 130,216,299     $ 14.01        1,645     11,919,751   $ 176,769,401   $ 14.83
                                            ============================  ====================================================

(1) The 1999 amounts represent the total square footage and total annualized minimum rent that will expire during the last six months of 1999.

(2) Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..

(3) For lease expiration
   purposes, The Oasis excludes 59,480 square feet of gross leaseable area, since the rent associated with the square footage is assigned to Sawgrass Mills due to project loan requirements.

                                RENTAL RATES (1)

The following table sets forth the average base rent per leased square foot of store openings and closings for each property for the six months ended June 30, 1999 and twelve months ended December 31, 1998, 1997, and 1996.

                                                       ANCHOR STORES
                           ----------------------------------------------------------------------

                             STORE OPENINGS          STORE CLOSINGS              RELEASING
                               DURING YEAR            DURING YEAR                SPREAD (2)
                          ---------------------- -----------------------    ---------------------
                           AVERAGE                 AVERAGE
                          BASE RENT     TOTAL     BASE RENT      TOTAL
                          PER SQ. FT.  SQ. FT.   PER SQ. FT.    SQ. FT.
                          ----------- ---------- ------------   ---------

POTOMAC MILLS       1999     $   -          -       $   -            -       $   -          -
                    1998      11.52     65,028        9.46       70,490        2.06      21.75%
                    1997       7.71     73,432        6.30       97,820        1.41      22.33%
                    1996      11.43     33,406       11.55       15,178       (0.12)     (1.04%)

FRANKLIN MILLS      1999     $   -          -       $   -            -       $   -          -
                    1998      13.33    100,127        6.49       85,242        6.85     105.60%
                    1997      11.27     85,072        7.53       85,072        3.74      49.74%
                    1996      10.41     18,247       10.25       20,000        0.16       1.56%

GURNEE MILLS        1999     $   -          -       $   -            -       $   -          -
                    1998       7.10     40,752        6.45       40,752        0.65      10.08%
                    1997       4.92    184,259(3)       -            -          N/A        N/A
                    1996      30.00     20,000          -            -          N/A        N/A

SAWGRASS MILLS      1999     $   -          -       $   -            -       $   -          -
                    1998      15.00     28,152       15.00       28,152          -          -
                    1997       8.91     50,579        8.93       50,579       (0.02)     (0.21%)
                    1996      26.39     20,000       14.86       39,275       11.53      77.59%

ONTARIO MILLS       1999     $   -          -       $   -            -       $   -          -
                    1998         -          -           -            -           -          -

TOTAL MILLS         1999     $   -          -       $   -            -       $   -          -
                    1998      11.94    234,059        8.48      224,636        3.46      40.86%
                    1997       7.33    393,342        7.32      233,471        0.01       0.15%
                    1996      18.84     91,653       12.95       74,453        5.59      43.17%


                                                           SPECIALTY STORES
                                -----------------------------------------------------------------------
                                  STORE OPENINGS          STORE CLOSINGS              RELEASING
                                   DURING YEAR             DURING YEAR                SPREAD (2)
                               ---------------------   ---------------------    ----------------------
                                  AVERAGE               AVERAGE
                                 BASE RENT   TOTAL      BASE RENT     TOTAL
                                PER SQ. FT. SQ. FT.     PER SQ. FT.  SQ. FT.
                                ----------- ---------   -----------  ---------

POTOMAC MILLS       1999          $26.41      58,887      $24.16      40,368      $ 2.25      9.33%
                    1998           27.68      70,769       27.91      62,034       (0.23)    (0.79%)
                    1997           22.78     128,964       21.77     127,191        1.00      4.61%
                    1996           23.64      83.594       21.80      66,607        1.84     31.87%

FRANKLIN MILLS      1999          $24.82      18,039      $20.30      36,460      $ 4.52     22.31%
                    1998           19.18     150,869       17.65     113,961        1.53      8.65%
                    1997           20.16     112,670       19.34     106,202        0.83      4.29%
                    1996           20.08      73,880       18.61     115,416        1.47      7.90%

GURNEE MILLS        1999          $22.18      29,092      $18.28      52,359      $ 3.90     21.35%
                    1998           21.07      99,886       18.59      88,220        2.48     13.35%
                    1997           20.75     101,771       19.24     104,086        1.51      7.87%
                    1996           19.01      74,447       18.63      71,457        0.38      2.04%

SAWGRASS MILLS      1999          $43.04      11,707      $35.78      16,996      $ 7.26     20.28%
                    1998           32.52      48,268       26.32      49,373        6.20     23.54%
                    1997           30.00      72,188       24.57      64,626        5.42     22.08%
                    1996           29.63      58,904       22.24      57,770        7.39     33.23%

ONTARIO MILLS       1999          $27.24       8,913      $31.17      14,229      $(3.93)   (12.61%)
                    1998           27.34      35,616       27.64      26,400       (0.30)    (6.26%)

TOTAL MILLS         1999          $26.81     126,638      $23.22     160,412      $ 3.59     15.48%
                    1998           23.43     405,408       21.80     339,988        1.63      7.49%
                    1997           22.83     415,593       20.92     402,105        1.90      9.10%
                    1996           22.76     290,825       19.97     311,250        2.79     13.97%



(1) The Block at Orange, Grapevine Mills and Arizona Mills are excluded from this analysis, due to still being in their initial lease-up phase. Additionally, Ontario Mills for 1997 is excluded.

(2) The releasing spread is calculated as the difference between per square foot openings and per square foot closings for the six months ended June 30, 1999 and twelve months ended December 31, 1998, 1997, 1996. Openings and closings include renewals but exclude exercised options.

(3) Consists primarily of expansion space related to two anchor stores, Bass Pro and Computer City, comprising 125,000 sq. ft. and 25,000 sq. ft., respectively. The Bass Pro lease is expected to provide substantial percentage rent in addition to the base rent detailed above.

Note:  Totals may not sum due to rounding

                                 AVERAGE RENTS

The following table sets forth, for each of the last three years and the six months of 1999 annualized, certain information regarding operating trends with respect to the existing Mills and The Block at Orange.

                                                     MINIMUM RENT PLUS PERCENTAGE RENTS
                                         -----------------------------------------------------------------
                              AVERAGE                   TOTAL STORES                  ANCHOR STORES
                              PERCENT    -----------------------------------------------------------------
                             LEASED (1)       TOTAL         PER SQ. FT.          TOTAL         PER SQ. FT.
                             ----------  --------------  --------------   -----------------  -------------
      POTOMAC MILLS
           1999 (2nd Qtr)        97%     $  22,184,725       $14.75          $ 6,216,527         $6.93
           1998                  95         21,443,619        14.43            6,001,966          6.75
           1997                  96         20,980,272        14.04            6,284,111          6.86
           1996                  96         20,865,975        14.00            6,142,999          6.76

     FRANKLIN MILLS
           1999 (2nd Qtr)        96%        19,384,676        13.14            7,075,424          7.58
           1998                  94         17,689,143        12.38            6,050,348          6.61
           1997                  92         16,549,052        11.47            5,700,661          6.05
           1996                  92         16,318,689        11.40            5,291,698          5.67

     SAWGRASS MILLS
           1999 (2) (2nd Qtr)    98%        27,707,425        17.81            7,485,284          8.12
           1998 (2)              98         26,969,276        17.29            7,265,079          8.13
           1997 (2)              97         26,448,955        17.08            7,384,896          8.28
           1996                  98         25,787,924        16.55            7,150,346          8.03

       GURNEE MILLS
           1999 (2nd Qtr)        97%        18,367,129        13.56            5,218,213          6.78
           1998                  96         17,525,250        13.06            5,022,342          6.52
           1997                  91         15,900,406        13.80            4,418,036          7.42
           1996                  90         15,340,496        13.62            3,823,991          6.78

      ONTARIO MILLS
           1999 (2nd Qtr)        99%        20,028,525        16.61            7,415,372         10.58
           1998                  98         19,516,934        16.50            7,300,086         10.61
           1997                  95         18,708,479        17.11            6,358,058         10.11

    GRAPEVINE MILLS
           1999 (2nd Qtr)        98%        21,608,028        17.84            8,925,976         12.79
           1998                  95         21,108,019        18.03            8,797,950         12.74

      ARIZONA MILLS
           1999 (2nd Qtr)        97%        21,048,978        17.63            7,862,015         11.35
           1998                  95         19,165,290        16.82            7,262,540         10.83

      TOTAL - MILLS
           1999 (2nd Qtr)        97%     $ 150,329,486       $15.78          $50,198,811         $8.94
           1998                  96        143,417,531        15.41           47,700,311          8.65
           1997                  94         98,587,164        14.65           30,145,762          7.58
           1996                  94         78,313,084        13.97           22,409,034          6.80

THE BLOCK AT ORANGE
           1999 (2nd Qtr)        94%        15,949,838        26.43            6,795,685         18.89

TOTAL (INCL THE BLOCK)
           1999 (2nd Qtr)        97%       165,279,324        16.41           56,994,496          9.54


                                 MINIMUM RENT PLUS PERCENTAGE RENTS
                                 ----------------------------------
                                         SPECIALTY STORES
                                 ---------------------------------
                                       TOTAL          PER SQ. FT.
                                 --------------    ---------------
      POTOMAC MILLS
           1999 (2nd Qtr)         $15,968,198         $26.29
           1998                    15,441,653          25.91
           1997                    14,696,161          25.44
           1996                    14,722,976          23.32

     FRANKLIN MILLS
           1999 (2nd Qtr)          12,309,252          22.75
           1998                    11,638,795          22.64
           1997                    10,848,391          21.68
           1996                    11,026,991          22.16

     SAWGRASS MILLS
           1999 (2) (2nd Qtr)      20,222,141          30.50
           1998 (2)                19,704,197          29.57
           1997 (2)                19,064,059          29.04
           1996                    18,637,578          27.90

       GURNEE MILLS
           1999 (2nd Qtr)          13,148,916          22.50
           1998                    12,502,908          21.85
           1997                    11,482,370          20.63
           1996                    11,516,505          20.50

      ONTARIO MILLS
           1999 (2nd Qtr)          12,613,153          24.99
           1998                    12,216,848          24.68
           1997                    12,350,421          26.59

    GRAPEVINE MILLS
           1999 (2nd Qtr)          12,682,053          24.73
           1998                    12,310,069          25.63

      ARIZONA MILLS
           1999 (2nd Qtr)          13,186,962          26.28
           1998                    11,902,750          25.41

      TOTAL - MILLS
           1999 (2nd Qtr)        $100,130,675         $25.57
           1998                    95,717,220          25.24
           1997                    68,441,402          24.84
           1996                    55,904,050          24.21

THE BLOCK AT ORANGE
           1999 (2nd Qtr)           9,154,153          37.54

TOTAL (INCL THE BLOCK)
           1999 (2nd Qtr)         109,284,828          26.28


(1) Average percent leased is defined as total average space leased and for which rent was being paid excluding tenants with leases having a term of less than one year.

(2) Annual rent excludes $500,000 of ground lease rent for 1999 and $800,000 of ground lease rent for 1998 and 1997.

Note: The above amounts do not include Mainstreet retail income of $1,285,711 for the first quarter of 1999, $2,205,661 for 1998,
         $2,066,991 for 1997, and $2,088,000 for 1996.

         1999 includes an estimate of annualized percentage rents.

                             THE MILLS CORPORATION
                SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS
                             (DOLLARS IN THOUSANDS)
                              AS OF JUNE 30, 1999

                                  Principal                                                                Annual
                                   Balance                       Annual Interest          Maturity        Interest
                                   (000's)          Term              Rate                  Date           (000's)
                                   -------          ----              ----                  ----           -------
Potomac Mills/Gurnee Mills:
       Tranche A                   $204,392   Fixed                          6.905%      12/17/26 (1)       $14,112
       Tranche B                     27,000   Fixed                          7.021%      12/17/26 (1)         1,896
       Tranche C                     15,000   Fixed                          7.235%      12/17/26 (1)         1,085
       Tranche D                     30,000   Fixed                          7.701%      12/17/26 (1)         2,310
Franklin Mills and Liberty Plaza
       Tranche A                    108,042   Fixed                          7.882%        6/1/27 (3)         8,516
       Mortgage Loan                 19,664   Fixed                          7.440%        6/1/27 (3)         1,463
       Mortgage Loan                 12,891   Fixed                          6.220%        6/1/27 (3)           802
Sawgrass Mills:
       Tranche A                    115,000   Fixed                          6.450%       1/18/01             7,418
       Tranche B                     10,000   Variable with cap    85 bp over Libor (6)   1/18/01               609 (7)
       Tranche C                     20,000   Variable with cap   230 bp over Libor (6)   1/18/01             1,507 (7)
Sawgrass Mills - Phase II            18,000   Fixed                          6.970%       1/18/01             1,255
Ten Community Centers               112,135   Fixed                          7.300%        2/1/29             8,186
Concord Mills Residual III            8,275   Variable            200 bp over Libor      12/31/00               599
                                  ----------                                                            ------------
Total Property Mortgages            700,399                                                                  49,758
                                  ----------                                                            ------------
Sawgrass Mills Mezzanine Loan        57,000   Variable            475 bp over Libor       10/1/00             5,692 (7)
Corporate Misc                          556   Fixed                          8.250%      10/31/00                46
Corporate Misc                        2,400   Fixed                          6.200%       7/15/00               149
Corporate Line of Credit             54,000   Variable            150 bp over Libor        4/1/00             3,638 (7)
Corporate Misc                       15,000   Variable            125 bp over Libor       1/18/00               973 (7)
Sawgrass Residual                     4,700   Variable            165 bp over Libor       1/18/01               324 (7)
                                  ----------                                                            ------------
     Total                         $834,055                                                                  $60,580
                                  ==========                                                              ============


                                   Earliest day    Recourse to
                                   at which debt   Company or
                                   can be repaid   Op. Ptnrshp
                                   -------------   -----------
Potomac Mills/Gurnee Mills:
       Tranche A                             (2)       0%
       Tranche B                             (2)       0%
       Tranche C                             (2)       0%
       Tranche D                             (2)       0%
Franklin Mills and Liberty Plaza
       Tranche A                             (4)       0%
       Mortgage Loan                         (4)       0%
       Mortgage Loan
Sawgrass Mills:
       Tranche A                             (5)       0%
       Tranche B                             (5)       0%
       Tranche C                             (5)       0%
Sawgrass Mills - Phase II                    (8)       0%  (14)
Ten Community Centers                       (15)       0%
Concord Mills Residual III                  (16)      100%

Total Property Mortgages

Sawgrass Mills Mezzanine Loan               (17)       0%  (18)
Corporate Misc                              (11)       0%
Corporate Misc                              (11)       0%
Corporate Line of Credit               (8), (10)      100%
Corporate Misc                              (13)      100%
Sawgrass Residual                           (12)       0%

     Total


(1) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on December 18, 2003. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate for each tranche will be increased by 2% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan. Principal repayments are based on the scheduled amortization, assuming a 7% mortgage interest rate, over a 30 year period, with the monthly amortization payments being applied sequentially, beginning with Tranche A to reduce the principal balance.

(2) Optional payments of principal are not permitted prior to December 17, 1999. After such date, prepayments, in whole or in part, are permitted
     upon at least 15 days notice.   In addition, the Company is required to
     pay a prepayment penalty equal to the greater of (i) 1% of the remaining principal balance or (ii) a yield preservation payment. Generally, yield preservation payments are intended to compensate the lender for the total amount of interest it would have earned on the indebtedness but for the repayment, less the amount of interest that the lender could earn if it invested the repayment amount in United States Treasury obligations or other similar securities from the date of the repayment through the maturity date of the indebtedness.

(3) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on May 5, 2007. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be increased by 5% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan.

(4) This indebtedness may be prepaid, without a prepayment penalty, beginning 180 days prior to May 5, 2007. Prior to that date, there is no right to prepay the indebtedness, except that $12.5 million of the principal balance, which has been allocated to the Liberty Plaza shopping center, may be defeased through the establishment of defeasance collateral (which may include government or agency securities that have the full faith and credit of the United States government).

(5) Optional payments of principal on Tranche A of this indebtedness are not permitted prior to June 20, 2000 other than in connection with certain casualty or condemnation events occurring with respect to Sawgrass Mills. On and after such date, Tranche A may be prepaid in full, but not in part, without any prepayment penalty. Optional prepayments of Tranches B and C of the indebtedness may be made, in whole or in part, at any time without any prepayment penalty, but only if payments of interest are current with respect to each outstanding Tranche and an event of default is not then continuing.

(6) The loan agreement provides for a cap on LIBOR at 14% for the life of the loan.

(7) Calculated using 30-day LIBOR at 5.23625%, which was the rate at June 30, 1999.

(8)  Prepayable, in whole or in part, at any time without prepayment penalty.

(9) This indebtedness may be prepaid, in whole or in part, upon 30 days notice to the lender and the payment of a prepayment penalty. The penalty percentage due on prepayment is 1.5% of the outstanding principal. During the last three months of its term, the indebtedness may be prepaid without penalty.

(10) The total commitment under the Line of Credit is $100,000. Funds are available subject to certain performance measures and restrictive covenants. This loan bears interest at a variable rate ranging from 100 bp to 165 bp over Libor subject to certain leverage tests (Libor + 140 bp at 3/31/99). The line of credit matures April 1, 2000 with a one-year option to extend.

(11) Primarily corporate debt with maturities under one year. Prepayable, in whole or in part, at any time without prepayment penalty.

(12) Prepayable, in whole or in part, at any time, upon 3 days prior notice to lender without prepayment penalty.

(13) Prepayable, in whole or in part, at any time, upon 5 days prior notice to lender without prepayment penalty.

(14) Principal is guaranteed by the Company if the Phase II project fails to achieve a DSC (debt service coverage) ratio of 1.35 and a debt yield of 12.5%. As of June 30, 1999, the guaranteed amount was 0%.

(15) The indebtedness is a 30 year amortizing loan with an anticipated balloon repayment date of February 1, 2009. Interest is payable at a fixed rate of 7.30%. The principal is guaranteed by the Company. In the event the mortgage is not repaid by the anticipated balloon repayment date, the interest rate will be the greater of (i) the loan interest rate plus 2% or
     (ii) the yield calculated by the linear interpolation of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such date of determination to the anticipated repayment date.

(16) The total commitment under this loan is $9,000. Funds are available subject to certain performance measures and restrictive covenants. Interest accrues at 200 bp over LIBOR. The indebtedness matures on December 31, 2000.

(17) Optional payments of principal are not permitted prior to September 11, 1999. After September 11, 1999 but before December 11, 1999, the indebtedness may be prepaid in whole or in part with at least 5 business days notice with a prepayment premium equal to 1% of the principal indebtedness being repaid. After December 11, 1999, the indebtedness may be prepaid in whole or in part with at least 5 business days notice without a prepayment fee.

(18) The loan is secured by the Company's interest in the property.

                             THE MILLS CORPORATION
               SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS
                             (DOLLARS IN THOUSANDS)
                              AS OF JUNE 30, 1999

                        Principal                                                                            Annual
                         Balance        Total                    Annual Interest             Maturity       Interest
                         (000's)      Commitment    Term              Rate                     Date         (000's)
                         -------      ----------    ----              ----                     ----         -------
Arizona Mills            $142,214      $142,214    Variable    130 bp over Libor (4),(5)     2/1/02            9,295
Grapevine Mills           155,000       155,000    Fixed       6.465%                        9/1/32 (8)       10,021
Ontario Mills             144,295       145,000    Fixed       6.750%                       12/1/28 (9)        9,740
City Block at Orange      126,255       136,000    Variable    165 bp over Libor (6)        1/22/02            8,694 (4)
Sawgrass Phase III         34,247        44,000    Variable    165 bp over Libor (7)        1/18/01            2,358 (4)
Concord Mills              83,102       199,000    Variable    135 bp over Libor            12/2/01            5,473 (4)
Katy Mills                 41,832       168,000    Variable    200 bp over Libor            3/31/02            3,027 (4)
Katy Mills Bridge
Loan                        1,062        25,000    Variable    275 bp over Libor            3/31/01               85 (4)
                        ----------  ------------                                                            ---------
  Total                  $728,007    $1,014,214                                                              $48,694
                        ==========  ============                                                            =========


                         Earliest day     Recourse to
                        at which debt      Company or
                        can be repaid     Op. Ptnrshp
                        -------------     -----------
Arizona Mills               (1)              9.2%  (10)
Grapevine Mills             (2)              0.0%
Ontario Mills               (3)              0.0%
City Block at Orange        (3)             26.9%  (11)
Sawgrass Phase III          (16)            100.0% (12)
Concord Mills               (2)             50.0%  (13)
Katy Mills                  (16)            100.0% (14)
Katy Mills Bridge
Loan                        (16)            100.0% (15)

  Total



(1) The indebtedness may be prepaid, in whole or in part, upon 5 business days notice to the Administrative Agent, provided that (i) an partial prepayment shall be in principal amount of not less than $1 million and an integral multiple of $100,000; and (ii) each prepayment under this shall include all interest accrued on the amount of principal prepaid (and all late charges and other sums that may be payable) through the date of prepayment.

(2) This indebtedness may be prepaid, in whole or in part, upon 3 business days notice to the Administrative Agent.

(3) The Company shall have the right to make prepayments of the loan, without penalty and a late charge, as the case may be following the occurrence of an Event of Default under any of the Loan Documents), in whole or in part, upon not less than 5 Business Days prior written notice to Lender. No prepayment of all or part of the Loan, including any mandatory prepayment of the Loan made as a result of an acceleration of the Loan or pursuant to the immediately preceding sentence, shall be permitted unless same is made together with the payment of all interest accrued on the Loan through the date of prepayment and an amount equal to all Breakage Costs and reasonable, out-of-pocket attorneys' fees and disbursements incurred by Lender and any participants in good faith as a result of the prepayment.

(4) Calculated using 30-day LIBOR at 5.23625%, which was the rate at June 30, 1999.

(5) The Applicable Margin may be reduced to 115 basis points if the Company receives a "private letter bank loan rating equal to or better than "A-".

(6) Interest Rate shall be LIBOR plus (a) 165 basis points until the following conditions have been satisfied: (i) the Construction Phase Completion Date has occurred, (ii) the Grand Opening Date has occurred, (iii) 33% of the Specialty Space has been and continues to be leased to Specialty Tenants and 55% of the Anchor Space has been and continues to be leased to Anchors, (iv) the DSC Ratio for any Calculation Period is equal to or greater than 1.00 and (v) no Event of Default is continuing. Once these conditions have been satisfied the Interest Rate shall be LIBOR plus 150 bp. A further reduction to Libor plus 135 bp shall occur once the DSC Ratio for any period is equal to or greater than 1.25. Interest Rate will reduce to LIBOR plus 125 bp when the DSC Ratio for any period is equal to or greater than 1.40. Interest Rate will reduce to LIBOR plus 115 bp when the DSC Ratio for any period is equal to or greater than 1.50.

(7) Interest Rate shall be LIBOR plus (a) 165 basis points until the following conditions have been satisfied: (i) the Construction Phase Completion Date has occurred and the project has achieved a DSC ratio of 1.00, the interest rate shall be LIBOR plus 150 bp; (ii) the project has achieved a DSC ratio of 1.30 and a debt yield of 12.0% for a minimum of three months, the interest rate shall be LIBOR plus 125 bp; (iii) the project has achieved a DSC ratio of 1.35 and a debt yield of 12.5% for a subsequent three months, the interest rate will be LIBOR plus 110 bp.

(8) This indebtedness is a 30 year amortizing loan with an anticipated repayment date on October 1, 2008. The loan has an interest only period through September 1, 2002. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 2% or (ii) the yield calculated by linear interpolation of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such date of determination to the anticipated repayment date.

(9) This indebtedness is a 30 year amortizing loan with an anticipated repayment date on December 1, 2008. In the event the mortgage is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 5% or (ii) the Treasury Rate plus 5%.

(10) Principal is guaranteed on a several basis by each partner (the Company's share is 36.8%) reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon completion of construction, opening and achieving $16,000 of "In-Place Minimum Rent," the Guaranteed Amount will reduce to 50%; (iii) upon achieving a 13.5% "Debt Yield," ("Debt Yield" is defined as EBITDA to total loan commitment) the Guaranteed Amount will reduce to 25% of the Loan Amount; (iv) upon achieving a 15% "Debt Yield," the Guaranteed Amount will reduce to 15% of the Loan Amount; and (v) upon achieving a 17% Debt Yield and an appraised value indicating a loan to value ratio of no greater than 55%, the Guaranteed Amount will reduce to $0. As of June 30, 1999, the Company's share of the Guaranteed Amount was reduced from 36.8% to 9.2% according to the above formula.

(11) Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon construction completion, grand opening and a Debt Service Coverage ratio of 1.00 the Guaranteed Amount will reduce to $68,000; (iii) upon achieving a DSC ratio of 1.25 the Guaranteed Amount will reduce to $34,000; (iv) upon achieving a DSC Ratio of 1.40 the Guaranteed Amount will reduce to 10%; and (v) upon achieving a DSC Ratio of 1.50 the Guaranteed Amount will reduce to 0%. As of June 30, 1999 the guarantee amount was $34,000.

(12) Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon achieving a DSC Ratio of 1.35 and a debt yield of 12.5% will reduce to 0%. As of June 30, 1999, the guarantee amount was 100%.

(13) The loan commitment has a term of three years with two one-year options. The interest rate will be Libor plus 135 basis points until completion and occupancy requirements are met. Once achieved, the interest rate will be Libor plus 120 basis points. The interest rate can be further reduced to Libor plus 110 basis points when the project achieves a debt service coverage for three months of 1.35. The new loan is guaranteed severally by the Company (50%) and Simon Property Group, L.P. (50%) and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) 50% upon achieving completion and occupancy requirements;
     (iii) 35% upon achieving a DSC ratio of 1.20 for three consecutive months;
     (iv) 20% upon achieving a DSC ratio of 1.35 for three consecutive months subsequent to the prior condition.

(14) The loan commitment has a term of three years with a one-year extension option. The principal is guaranteed by the Company and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) upon completion of construction, grand opening and a Debt Service Coverage ratio of 1.00 the Guaranteed Amount will reduce to 50%;
     (iii) upon achieving a Debt Service Coverage ratio of 1.25 the Guaranteed Amount will reduce to 25%.


(15) The bridge loan commitment has a term of two years. The loan is used to bridge tax increment financing bonds. The principal is guaranteed by the Company during the period in which the bridge loan is outstanding. The loan was repaid in July, 1999.

(16) This indebtedness may be prepaid, in whole or in part, upon 5 business days notice to the Administrative Agent.

                             THE MILLS CORPORATION
                                  GROSS SALES
                                 JUNE 30, 1999

                                    Twelve Months ended June 30, 1999              Twelve Months ended June 30, 1998
                                    ---------------------------------              ---------------------------------
                                  Sq Ft             Sales         psf             Sq Ft             Sales       psf
                                  -----             -----         ---             -----             -----       ---
Potomac Mills:
 Anchor/Majors                   904,826     $ 200,551,312        $ 222          900,790     $ 182,803,850        203
 Specialty                       587,957       190,018,961          323          569,668       185,316,710        325
 Temporary/Kiosk                       -         4,114,097            -                -         5,658,316          -
                           -----------------------------------------------   -----------------------------------------
                               1,492,783    $ 394,684,370        $ 264        1,470,458     $ 373,778,876      $ 254

Franklin Mills:
 Anchor/Majors                   968,092     $ 153,244,354        $ 158          953,450     $ 163,778,433      $ 172
 Specialty                       542,651       166,811,030          307          486,816       144,027,916        296
 Temporary/Kiosk                       -         4,793,768            -                -         6,715,160          -
                           -----------------------------------------------   -----------------------------------------
                               1,510,743     $ 324,849,152        $ 215        1,440,266     $ 314,521,509      $ 218

Sawgrass Mills:
 Anchor/Majors                 1,109,979     $ 334,669,756        $ 302        1,178,685     $ 363,419,337      $ 308
 Specialty                       661,947       293,734,248          444          662,902       302,721,081        457
 Temporary/Kiosk                       -        17,740,081            -                -        13,849,610          -
                           -----------------------------------------------   -----------------------------------------
                               1,771,926     $ 646,144,085        $ 365        1,841,587     $ 679,990,028      $ 369

Gurnee Mills:
 Anchor/Majors                   825,725     $ 145,319,645        $ 176          768,982     $ 122,817,959      $ 160
 Specialty                       558,324       160,927,535          288          569,449       156,873,021        275
 Temporary/Kiosk                       -         7,585,941            -                -         8,238,684          -
                           -----------------------------------------------   -----------------------------------------
                               1,384,049     $ 313,833,121        $ 228        1,338,431     $ 287,929,664      $ 215

Ontario Mills:
 Anchor/Majors                   842,304     $ 139,662,513        $ 166          815,486     $ 136,057,937      $ 167
 Specialty                       483,315       170,723,896          353          464,882       162,477,554        350
 Temporary/Kiosk                       -         7,915,682            -                -         7,244,442          -
                           -----------------------------------------------   -----------------------------------------
                               1,325,619     $ 318,302,091        $ 240        1,280,368     $ 305,779,933      $ 239

Total Mills w/o Grapvine
 Mills and Arizona Mills
 Anchor/Majors                 4,650,926     $ 973,447,580        $ 209        4,617,393     $ 968,877,516      $ 210
 Specialty                     2,834,194       982,215,670          347        2,753,717       951,416,282        346
 Temporary/Kiosk                       -        42,149,569            -                -        41,706,212          -
                           -----------------------------------------------   -----------------------------------------
                               7,485,120   $ 1,997,812,819        $ 267        7,371,110   $ 1,962,000,010      $ 266

Grapevine Mills:
 Anchor/Majors                   701,060     $ 114,973,392        $ 164          N/A (1)      N/A (1)          N/A (1)
 Specialty                       505,258       145,973,287          289          N/A (1)      N/A (1)          N/A (1)
 Temporary/Kiosk                       -         8,763,636            -          N/A (1)      N/A (1)          N/A (1)
                           -----------------------------------------------   -----------------------------------------
                               1,206,318     $ 269,710,315        $ 224          N/A (1)      N/A (1)          N/A (1)

Arizona Mills:
 Anchor/Majors                   692,169     $ 115,040,237        $ 166          N/A (1)      N/A (1)          N/A (1)
 Specialty                       476,805       140,772,419          295          N/A (1)      N/A (1)          N/A (1)
 Temporary/Kiosk                       -        12,364,708            -          N/A (1)      N/A (1)          N/A (1)
                           -----------------------------------------------   -----------------------------------------
                               1,168,974     $ 268,177,364        $ 229          N/A (1)      N/A (1)          N/A (1)

Total Mills
 Anchor/Majors                 6,044,155   $ 1,203,461,209        $ 199        4,617,393     $ 968,877,516      $ 210
 Specialty                     3,816,257     1,268,961,376          333        2,753,717       951,416,282        346
 Temporary Kiosk                       -        63,277,913            -                -        41,706,212          -
                           -----------------------------------------------   -----------------------------------------
                               9,860,412   $ 2,535,700,498        $ 257        7,371,110   $ 1,962,000,010      $ 266
                           ===============================================   =========================================


                             Twelve Months ended December 31, 1998
                             -------------------------------------
                               Sq Ft             Sales        psf
                               -----             -----        ---
Potomac Mills:
 Anchor/Majors                951,043     $ 191,678,102       $ 202
 Specialty                    580,658       185,618,081         320
 Temporary/Kiosk                    -         5,155,021           -
                           -----------------------------------------
                            1,531,701     $ 382,451,204       $ 250

Franklin Mills:
 Anchor/Majors                971,940     $ 155,395,973       $ 160
 Specialty                    527,403       155,109,858         294
 Temporary/Kiosk                    -         3,496,367           -
                           -----------------------------------------
                            1,499,343     $ 314,002,198       $ 209

Sawgrass Mills:
 Anchor/Majors              1,174,642     $ 353,258,477       $ 301
 Specialty                    664,466       297,963,690         448
 Temporary/Kiosk                    -        10,588,716           -
                           -----------------------------------------
                            1,839,108     $ 661,810,883       $ 360

Gurnee Mills:
 Anchor/Majors                831,201     $ 141,156,686       $ 170
 Specialty                    565,887       159,651,566         282
 Temporary/Kiosk                    -         6,515,341           -
                           -----------------------------------------
                            1,397,088     $ 307,323,593       $ 220

Ontario Mills:
 Anchor/Majors                823,815     $ 136,055,601       $ 165
 Specialty                    482,653       166,299,546         345
 Temporary/Kiosk                    -         8,188,974           -
                           -----------------------------------------
                            1,306,468     $ 310,544,121       $ 238

Total Mills w/o Grapvine
 Mills and Arizona Mills
 Anchor/Majors              4,752,641     $ 977,544,839       $ 206
 Specialty                  2,821,067       964,642,741         342
 Temporary/Kiosk                    -        33,944,419           -
                           -----------------------------------------
                            7,573,708   $ 1,976,131,999       $ 261

Grapevine Mills:
 Anchor/Majors                657,994     $ 117,597,419       $ 179
 Specialty                    481,255       144,338,088         300
 Temporary/Kiosk                    -         9,710,374           -
                           -----------------------------------------
                            1,139,249     $ 271,645,881       $ 238

Arizona Mills:
 Anchor/Majors                669,035     $ 113,812,451       $ 170
 Specialty                    455,674       137,253,170         301
 Temporary/Kiosk                    -         8,300,350           -
                           -----------------------------------------
                            1,124,709     $ 259,365,971       $ 231

Total Mills
 Anchor/Majors              6,079,670   $ 1,208,954,709       $ 199
 Specialty                  3,757,996     1,246,233,999         332
 Temporary Kiosk                    -        51,955,143           -
                           -----------------------------------------
                            9,837,666   $ 2,507,143,851       $ 255
                           =========================================

(1) Anchor/Major sales include sales from certain anchor tenants that own their parcels.

                             THE MILLS CORPORATION
                    COMPARABLE SPECIALTY STORES TENANT SALES
                      SIX MONTHS 1999 VS. SIX MONTHS 1998
                                 (IN THOUSANDS)

                                 YTD               YTD
                            June 30, 1999     June 30, 1998      Percentage
                                Sales             Sales            Change
                                -----             -----            ------
Specialty Stores:
-----------------

    Potomac Mills:                 $71,544           $69,393              3.1%

    Franklin Mills:                $49,569           $48,916              1.3%

    Sawgrass Mills:               $127,653          $132,863             -3.9%

    Gurnee Mills:                  $55,182           $55,009              0.3%

    Ontario Mills                  $66,024           $62,417              5.8%
                           ----------------  ----------------  ----------------

    Total                         $369,972          $368,598              0.4%
                           ================  ================  ================


Note: Comparable sales presented above are based on tenant reported sales for the six months of 1999 versus the six months of 1998 and include only those tenants that have been in occupancy for the past 18 months. Properties that have less than 24 months of operations have been excluded.

                             THE MILLS CORPORATION
                              CAPITAL EXPENDITURES

MILLS AND COMMUNITY CENTERS COMBINED (9)

                                                        Six Months Ended
                                                         June 30, 1999             1998                 1997
                                                        -----------------     ----------------     ----------------
RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                          $ 125,536          $ 1,453,123            $ 435,742

Per Square Foot (2)                                                 0.01                 0.12                 0.05


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                        $ 1,681,375          $ 5,467,329          $ 5,143,206

Per Square Foot Improved (4)                                       15.29                 7.85                11.90
Per Square Foot (2)                                                 0.14                 0.46                 0.62

TOTAL RECURRING COSTS

Costs                                                        $ 1,806,910          $ 6,920,452          $ 5,578,948
Per Square Foot (2)                                                 0.15                 0.58                 0.67


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                        $ 4,750,080 (7)     $ 18,911,845 (7)     $ 41,571,485 (7)

Per Square Foot Improved (5)                                       71.65                71.68                73.69
Per Square Foot (2)                                                 0.40                 1.58                 5.03


WORK IN PROCESS (6)

Cummulative Costs                                           $ 12,215,876          $ 8,447,326          $ 4,703,992


Cummulative Per Square Foot Improved (8)                           37.62                25.99                14.59



(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties

(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(7) Includes expansion costs for Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes expansion costs for Sawgrass Phase III.

(8) Calculated as Work In Process divided by GLA of all space with work in process.

(9) Includes Ontario Mills, Grapevine Mills, and Arizona Mills costs and square footages for second generation tenants (tenants that have leased spaces subsequent to initial lease up for those spaces).

                             THE MILLS CORPORATION
                              CAPITAL EXPENDITURES

MILLS PORTFOLIO (9)

                                                        Six Months Ended
                                                         June 30, 1999             1998                 1997
                                                        -----------------     ----------------     ----------------
RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                           $ 60,851            $ 949,095            $ 388,003

Per Square Foot (2)                                                 0.01                 0.10                 0.06


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                        $ 1,562,003          $ 4,274,398          $ 4,518,073

Per Square Foot Improved (4)                                       15.22                 8.53                13.35
Per Square Foot (2)                                                 0.16                 0.44                 0.75

TOTAL RECURRING COSTS

Costs                                                        $ 1,622,854          $ 5,223,493          $ 4,906,076
Per Square Foot (2)                                                 0.17                 0.54                 0.81


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                        $ 4,335,491 (7)     $ 18,175,677 (7)     $ 41,010,815 (7)

Per Square Foot Improved (5)                                      105.45                96.48                78.37
Per Square Foot (2)                                                 0.44                 1.86                 6.77


WORK IN PROCESS (6)

Cummulative Costs                                            $ 8,934,271          $ 6,779,660          $ 3,989,739


Cummulative Per Square Foot Improved (8)                           50.92                38.45                31.27

(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties

(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(7) Includes expansion costs at Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes costs relating to Sawgrass Phase III expansion.

(8) Calculated as Work In Process divided by GLA of all space with work in process.

(9) Includes Ontario Mills, Grapevine Mills, and Arizona Mills costs and square footages for second generation tenants (tenants that have leased spaces subsequent to initial lease up for those spaces).

                             THE MILLS CORPORATION
                              CAPITAL EXPENDITURES

COMMUNITY CENTERS

                                                        Six Months Ended
                                                         June 30, 1999             1998                 1997
                                                        -----------------     ----------------     ----------------
RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                           $ 64,685            $ 504,028             $ 47,739

Per Square Foot (2)                                                 0.03                 0.23                 0.02


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                          $ 119,372          $ 1,192,931            $ 625,133

Per Square Foot Improved (4)                                       16.35                 6.10                 6.68
Per Square Foot (1)                                                 0.05                 0.54                 0.28

TOTAL RECURRING COSTS

Costs                                                          $ 184,056          $ 1,696,959            $ 672,872
Per Square Foot (2)                                                 0.08                 0.77                 0.31


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                          $ 414,589            $ 736,168            $ 560,670

Per Square Foot Improved (5)                                       16.46                 9.76                13.73
Per Square Foot (2)                                                 0.19                 0.33                 0.25

WORK IN PROCESS (6)

Cummulative Costs                                            $ 3,281,605          $ 1,667,666            $ 714,253


Cummulative Per Square Foot Improved (7)                           21.98                11.22                 3.66


(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2) Includes annual costs divided by total GLA (excluding space owned by certain tenants) of the Community Centers

(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(7) Calculated as Work In Process divided by GLA of all space with work in process.